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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                             Dated February 8, 2007

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation

                   IRS Employer Identification No. 75-0675400

                            SEC File Number 001-04129




                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

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Item 2.02. Results of Operations and Financial Condition

         On February 8, 2007, Zale Corporation issued a press release reporting its sales results for the second fiscal quarter ended January 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

         The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                              ZALE CORPORATION
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                              Registrant


Date:    February 8, 2007     By:   /s/ Cynthia T. Gordon
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                                       Cynthia T. Gordon
                                       Senior Vice President,
                                       Controller
                                       (principal accounting officer
                                       of the Registrant)

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                                  EXHIBIT INDEX

99.1          Press Release of Zale Corporation issued February 8, 2007.